Exhibit (a)(17)


                               AB BOND FUND, INC.

                             ARTICLES SUPPLEMENTARY

      AB Bond Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies that:

      FIRST: The Board of Directors of the Corporation hereby increases the aggregate number of shares of stock that the Corporation has authority to issue by 3,000,000,000 shares and, under a power contained in Article SEVENTH of the charter of the Corporation (the "Charter"), classifies and designates such additional shares as the following classes in the AB International Bond Portfolio (the "Portfolio"):


Name of Class                                                   Number of Shares
--------------                                                  ----------------
Class Z Common Stock                                            3,000,000,000


      SECOND: The shares of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

            (1) The assets attributable to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be invested in the same investment portfolio of the Corporation.

            (2) Shares of each of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Portfolio shall be in such amounts, which may vary among the classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the classes of the Portfolio to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of the Portfolio among the various classes of the Portfolio shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

            (3) Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock , Class 1 Common Stock and Class 2 Common Stock of the Portfolio, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Class Z Common Stock, Advisor Class Common Stock, Class 1 Common Stock and Class 2 Common Stock, respectively, of the Portfolio shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the Portfolio and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

            (4) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Portfolio or certain shares of a particular class of stock of the Portfolio may be automatically converted into shares of another class of stock of the Portfolio based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

      THIRD: A. Immediately before the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 447,000,000,000 shares, the par value of each share of stock being $.001, with an aggregate par value of $447,000,000, classified as follows:


                                                 AB
                AB                               Municipal        AB All           AB Short-        AB Limited     AB
                Intermediate     AB Bond         Bond             Market Real      Term             Duration       International
Name of         Bond             Inflation       Inflation        Return           Inflation        High Income    Bond
Portfolio       Portfolio        Strategy        Strategy         Portfolio        Strategy         Portfolio      Portfolio
---------       ---------        --------        ----------       -----------      ----------       -----------    --------------
Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class R
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class K
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class I
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class Z
Common Stock    3,000,000,000    3,000,000,000                    3,000,000,000

Class 1
Common Stock                     3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class 2
Common Stock                     3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000



                                                                                   AB
                AB               AB              AB               AB               Emerging
                Government       Tax-Aware       Floating         Emerging         Markets          AB
Name of         Reserves         Fixed Income    Rate             Markets          Corporate        High
Portfolio       Portfolio        Portfolio       Strategies Fund  Debt Portfolio   Debt Portfolio   Yield Portfolio
---------       ---------        ---------       ---------------  --------------   --------------   ---------------
Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class R
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class K
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class I
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class Z
Common Stock                                     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class 1
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class 2
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000


                AB Mortgage      AB Credit
Name of         Opportunities    Long/Short
Portfolio       Portfolio        Portfolio       AB Income Fund
---------       ---------        ---------       --------------

Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class R
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class K
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class I
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class Z
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class 1
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class 2
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

      B. Immediately after the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 450,000,000,000 shares, the par value of each share of stock being $.001, with an aggregate par value of $450,000,000, classified as follows:


                                                                                                    AB
                                                 AB                                                 Limited
                AB                               Municipal        AB All           AB               Duration       AB
                Intermediate     AB Bond         Bond             Market Real      Short-Term       High           International
Name of         Bond             Inflation       Inflation        Return           Inflation        Income         Bond
Portfolio       Portfolio        Strategy        Strategy         Portfolio        Strategy         Portfolio      Portfolio
---------       ---------        --------        --------         -----------      ----------       ----------     --------------
Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000


Class R
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class K
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class I
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class Z
Common Stock    3,000,000,000    3,000,000,000                    3,000,000,000                                    3,000,000,000

Class 1
Common Stock                     3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000

Class 2
Common Stock                     3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000  3,000,000,000



                                                                                   AB
                                                                                   Emerging
                                                 AB Floating                       Markets
                AB Government    AB Tax-Aware    Rate             AB Emerging      Corporate
Name of         Reserves         Fixed Income    Strategies       Markets Debt     Debt             AB High
Portfolio       Portfolio        Portfolio       Fund             Portfolio        Portfolio        Yield Portfolio
---------       ---------        ---------       ---------------  ---------        ---------        ---------------
Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class R
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class K
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class I
Common Stock    3,000,000,000                    3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class Z
Common Stock                                     3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class 1
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000

Class 2
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000    3,000,000,000    3,000,000,000    3,000,000,000



                AB Mortgage      AB Credit
Name of         Opportunities    Long/Short
Portfolio       Portfolio        Portfolio       AB Income Fund
---------       ---------        ---------       --------------

Class A
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class B
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class C
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Advisor Class
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class R
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class K
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class I
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class Z
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class 1
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000

Class 2
Common Stock    3,000,000,000    3,000,000,000   3,000,000,000


      FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

      FIFTH: The total number of shares that the Corporation has authority to issue has been increased by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

      SIXTH: The shares aforesaid have been duly classified by the Corporation's Board of Directors pursuant to authority and power contained in the Charter.

      IN WITNESS WHEREOF, AB Bond Fund, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 7th day of November, 2016. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

                                                   AB BOND FUND, INC.

                                                   By: /s/ Robert M. Keith
                                                       ------------------------
                                                       Robert M. Keith
                                                       President


ATTEST:


/s/ Eric C. Freed
-------------------------
Eric C. Freed
Assistant Secretary